THE ADVISORS’ INNER CIRCLE FUND III

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Barrow Hanley Total Return Bond Fund

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund

Barrow Hanley US Value Opportunities Fund

(the “Funds”)

Supplement dated October 20, 2022

to the

Funds’ Statement of Additional Information (the “SAI”) dated April 12, 2022, as amended

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective immediately, the SAI is hereby amended and supplemented as follows:

In the “The Portfolio Managers” section of the SAI, the table in “Fund Shares Owned by the Portfolio Managers” section is deleted and replaced with the following table:

Name	Dollar Range of Fund Shares Owned[1]
Randolph Wrighton, Jr., CFA	$100,001 - $500,000 (Concentrated Emerging Markets ESG Opportunities Fund)
Sherry Zhang, CFA	$10,001 - $50,000 (Concentrated Emerging Markets ESG Opportunities Fund)
David Feygenson	$10,001 - $50,000 (Concentrated Emerging Markets ESG Opportunities Fund)
Mark Luchsinger	None
Deborah Petruzzelli	None
Scott McDonald, CFA	None
Justin Martin, CFA	$100,001 - $500,000 (Total Return Bond Fund)
Matthew Routh, CFA	$100,001 - $500,000 (Total Return Bond Fund)
Erik Olson	$10,001 - $50,000 (Credit Opportunities Fund)
Nick Losey, CFA	$10,001 - $50,000 (Credit Opportunities Fund) $10,001 - $50,000 (Floating Rate Fund)
Chet Paipanandiker	$10,001 - $50,000 (Credit Opportunities Fund) $10,001 - $50,000 (Floating Rate Fund)
Michael Trahan, CFA	$50,001 - $100,000 (Credit Opportunities Fund) $50,001 - $100,000 (Floating Rate Fund)
Mark Giambrone	Over $1,000,000 (US Value Opportunities Fund)
Michael Nayfa, CFA	None
Terry Pelzel, CFA	None

[1]	Valuation date is October 14, 2022.

Please retain this supplement for future reference.

PBH-SK-005-0100